Exhibit 10.1

ASSIGNMENT OF OIL, GAS AND MINERAL LEASES

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ANDREWS	§

THAT, Patriot Royalty and Land, LLC, a Texas limited liability company, whose address is 306 W. Wall, Suite 1215, Midland, Texas 79701 (hereinafter referred to as “Assignor”) is the owner of the Oil, Gas and Mineral Leases described on Exhibit “A” attached hereto and made a part hereof (hereinafter referred to as the “Subject Leases”) and covering the following described lands:

W/2 W/2, Section 6, Block A-35, Public School Land Survey, Andrews County, Texas and containing 161.4 acres of land, more or less.

NOW, THEREFORE, for and in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged and confessed, Assignor does hereby GRANT, BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY, subject to the reservations, conditions and limitations hereinafter set forth, all of Assignor’s right, title, and interest, in and to the Subject Leases and rights thereunder to Ring Energy, Inc., a Nevada corporation, whose address is 18 1⁄2 East State Street, Redlands, CA 92373 (hereinafter referred to as “Assignee”).

This assignment is made and accepted subject to all of the terms and conditions of the Subject Leases and to the terms and conditions contained in that certain unrecorded Letter Agreement dated February 27, 2012, by and between Assignor and Assignee herein.

TO HAVE AND TO HOLD the Subject Leases together with all and singular the rights and appurtenances thereto in anywise belonging, unto said Assignee, its successors and assigns.

This assignment shall be binding upon and inure to the benefit of Assignor and Assignee, and their respective successors and assigns, forever. This assignment is made and executed by Assignor and accepted by Assignee without warranty of title, either express or implied.

IN WITNESS WHEREOF, this Assignment is executed this      day of April, 2012.

ASSIGNOR:

PATRIOT ROYALTY AND LAND, LLC

By:
Tyler Yenzer, Vice President

ASSIGNEE:

RING ENERGY, INC.

By:
Denny W. Nestripke, Chairman

STATE OF TEXAS	§
COUNTY OF MIDLAND	§

This instrument was acknowledged before me on this      day of April, 2012, by Tyler Yenzer, Vice President of PATRIOT ROYALTY AND LAND, LLC, a Texas limited liability company on behalf of said limited liability company.

Notary Public, State of Texas

STATE OF UTAH	§
COUNTY OF SALT LAKE	§

This instrument was acknowledged before me on this 9th day of April, 2012, by Denny W. Nestripke, Chairman of RING ENERGY, INC, a Nevada corporation, on behalf of said corporation.

Notary Public, State of Utah

EXHIBIT “A”

Attached to and made a part of that certain Assignment of Oil, Gas and Mineral Leases by and between Patriot Royalty and Land, LLC, as Assignor, and Ring Energy, Inc., as Assignee.

1.	Oil, Gas and Mineral Lease dated December 12, 2011, by and between Arden Flamson, Individually and as Trustee of the Trust(s) created under the will of Richard J. Flamson, III, Deceased, said Trust includes the Survivors Trust, Marital Trust, Decedents Trust, and/or any other Trust created under the will of Richard J. Flamson, III, and Deena Flamson, Individually and as Trustee of the Flamson Trust, as Lessor and Patriot Royalty and Land, LLC, recorded in Volume 1022 at Page 593, Official Public Records, Andrews County, Texas.

2.	Oil, Gas and Mineral Lease dated January 23, 2012, by and between Marjorie R. Coen, a widow, as Lessor and Patriot Royalty and Land, LLC, recorded in Volume 1025 at Page 792, Official Public Records, Andrews County, Texas.

3.	Oil, Gas and Mineral Lease dated February 13, 2012 by and between Harlow Royalties, Ltd. as Lessor and Patriot Royalty and Land, LLC, recorded in Volume 1025 at Page 794, Official Public Records, Andrews County, Texas.

4.	Oil, Gas and Mineral Lease dated February 3, 2012, by and between Janie Poteet, as Lessor and Patriot Royalty and Land, LLC, recorded in Volume 1025 at Page 790, Official Public Records, Andrews County, Texas.

5.	Oil, Gas and Mineral Lease dated February 14, 2012, by and between Karen Koger Passow, as Lessor and Patriot Royalty and Land, LLC, recorded in Volume 1026 at Page 285, Official Public Records, Andrews County, Texas.